SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K


              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934


                        JANUARY 4, 2000


           DELTA PETROLEUM CORPORATION
     (Exact name of registrant as specified in its charter)



          Colorado              0-16203                84-1060803
         (State of             Commission          (I.R.S. Employer
       Incorporation)           File No.           Identification No.)



        Suite 3310
        555 17th Street
        Denver, Colorado                                80202
        (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (303)  293-9133


ITEM 5.   OTHER EVENTS

           A. On November 23, 1999, the Company agreed to amend its July 29, 1999 agreement with GlobeMedia AG of Goppingen, Germany and thereby issue warrants to GlobeMedia to purchase 250,000 shares of the Company's common stock at prices ranging from $2.00 to $4.00 per share for six months to 12 months from the effective date of a registration covering the shares underlying the warrants. A copy of the July 29, 1999 agreement along with the November 23, 1999 amendment, is incorporated herein as Exhibit 99.1.

           B. On December 8, 1999, the Company completed the sale of 428,000 shares of its restricted common stock in a private offshore transaction to Bank Leu of Zurich, Switzerland for $749,000 U.S. under SEC Regulation S. A fee of $75,000 was paid to an unaffiliated individual, non-U.S. citizen, as consideration for his efforts and consultation related to the private placement. In addition, warrants to purchase 250,000 shares of common stock at prices ranging from $2.00 to $4.00 per share for six months to twelve months were issued to GlobeMedia AG of Goppingen, Germany as consideration for its efforts and consultation related to the private offering. A copy of the Investment Representation Agreement is incorporated herein as
Exhibit 99.2 and a copy of the November 23, 1999 letter agreement with GlobeMedia AG is incorporated herein as Exhibit 99.3.

           C.    On  December  30, 1999, the Company entered  into  an
agreement with Burdette A. Ogle amending the Purchase and Sale Agreement between them dated January 3, 1995 to provide for and clarify the sharing of any compensation which the Company might receive in any form as consideration for any agreement, settlement, regulatory action or other arrangement with or by any governmental unit or other party precluding the further development of the properties acquired by the Company pursuant to the January 3, 1995 Purchase and Sale Agreement. A copy of the December 30, 1999 agreement is incorporated herein as Exhibit 99.4.

          D. On January 4, 2000, the Company completed the sale of 175,000 shares of its restricted common stock in a private transaction to Evergreen Resources, Inc. ("Evergreen") for $350,000. A copy of the Investment Representation Agreement between Evergreen and the Company dated December 17, 1999 is incorporated herein as Exhibit
99.5. In addition, Evergreen was granted an option to acquire a portion of certain interests owned by the Company in undeveloped properties offshore Santa Barbara, California. A copy of the Option Agreement between the parties dated December 17, 1999 (effective as of January 4, 2000) is incorporated herein as Exhibit 99.6.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     99.1 July 29, 1999 Agreement between GlobeMedia AG and Delta Petroleum Corporation with November 23, 1999 amendment.

     99.2 Investment Representation Agreement between Bank Leu AG and Delta Petroleum Corporation.

     99.3 Letter  Agreement between GlobeMedia AG and Delta  Petroleum
          Corporation.

     99.4 Agreement dated December 30, 1999 between Burdette A. Ogle and Delta Petroleum Corporation.

     99.5  Investment Representation Agreement dated December 17, 1999
     between   Evergreen   Resources,   Inc.   and   Delta   Petroleum
     Corporation.

     99.6 Option Agreement between Evergreen Resources, Inc. and Delta Petroleum Corporation dated December 17, 1999 (effective as of January 4, 2000).


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DELTA PETROLEUM CORPORATION
                                   (Registrant)

Date:  January 10, 2000
                                  By:   s/Aleron H. Larson, Jr.
                                       Aleron H. Larson, Jr.
                                       Chairman/C.E.O.


                          INDEX TO EXHIBITS


(1)  Underwriting Agreement.  Not applicable.

(2) Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession. Not applicable.

(3)  (i)  Articles of Incorporation. Not applicable.
     (ii) Bylaws. Not applicable.

(4) Instruments Defining the Rights of Security Holders, including Indentures. Not applicable.

(5)  Opinion: re: Legality.  Not applicable.

(6)  Opinion: Discount on Capital Shares.  Not applicable.

(7)  Opinion: re: Liquidation Preference. Not Applicable.

(8)  Opinion: re: Tax Matters.  Not Applicable.

(9)  Voting Trust Agreement.  Not Applicable.

(10) Material Contracts. Not Applicable.

(11) Statement re: Computation of Per Share Earnings.
      Not Applicable.

(12) Statement re: Computation of Ratios.  Not Applicable.

(13) Annual Report to Security Holders, etc. Not Applicable.

(14) Material Foreign Patents.  Not Applicable.

(15) Letter re: Unaudited Interim Financial Information.
     Not Applicable.

(16) Letter re: Change in Certifying Accountant.
     Not applicable.

(17) Letter re: Director Resignation.  Not applicable.

(18) Letter re: Change in Accounting Principles.  Not Applicable.

(19) Report Furnished to Security Holders.  Not Applicable.

(20) Other Documents or Statements to Security Holders.
     Not applicable.

(21) Subsidiaries of the Registrant.  Not Applicable.

(22) Published Report Regarding Matters Submitted to Vote of Security Holders. Not Applicable.

(23) Consents of Experts and Counsel.  Not applicable.

(24) Power of Attorney. Not applicable.

(25) Statement of Eligibility of Trustee.  Not Applicable.

(26) Invitations for Competitive Bids.  Not Applicable.

(27) Financial Data Schedule.  Not Applicable.

(99) Additional Exhibits.

     99.1 July 29, 1999 Agreement between GlobeMedia AG and Delta Petroleum Corporation with November 23, 1999 amendment.

     99.2 Investment Representation Agreement between Bank Leu AG and Delta Petroleum Corporation.

     99.3  Letter  Agreement between GlobeMedia AG and Delta Petroleum
        Corporation.

     99.4 Agreement dated December 30, 1999 between Burdette A. Ogle and Delta Petroleum Corporation.

     99.5  Investment Representation Agreement dated December 17, 1999
     between   Evergreen   Resources,   Inc.   and   Delta   Petroleum
     Corporation.

     99.6 Option Agreement between Evergreen Resources, Inc. and Delta Petroleum Corporation dated December 17, 1999 (effective as of January 4, 2000).